Prudential Financial, Inc.
Financial Strength Symposium 2011

June 10, 2011

Prudential

Exhibit 99.1

2 2
Forward-Looking Statements
Certain of the statements included in this presentation constitute forward-looking statements within the meaning of the U. S. Private Securities
Litigation Reform Act of 1995.  It is possible that actual results may differ materially from any expectations or predictions expressed in this presentation.  Words such as “expects,” “believes,” “anticipates,” “includes,”  “plans,” “assumes,” “estimates,” “projects,” “intends,” “should,” “will,”
“shall,” or variations of such words are generally part of forward-looking statements.  Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential Financial, Inc. and its subsidiaries.  There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management.
These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others:  (1) general economic, market and political conditions, including the performance and fluctuations of fixed income, equity, real estate and other financial markets; (2) the availability and cost of additional debt or equity capital or external financing for our operations;
(3) interest rate fluctuations or prolonged periods of low interest rates; (4) the degree to which we choose not to hedge risks, or the potential ineffectiveness or insufficiency of hedging or risk management strategies we do implement, with regard to variable annuity or other product guarantees; (5) any inability to access our credit facilities; (6) reestimates of our reserves for future policy benefits and claims; (7) differences between actual experience regarding mortality, morbidity, persistency, surrender experience, interest rates or market returns and the assumptions we use in pricing our products, establishing liabilities and reserves or for other purposes; (8) changes in our assumptions related to deferred policy acquisition costs, valuation of business acquired or goodwill; (9) changes in assumptions for retirement expense; (10) changes in our financial strength or credit ratings; (11) statutory reserve requirements associated with term and universal life insurance policies under Regulation XXX and
Guideline AXXX; (12) investment losses, defaults and counterparty non-performance; (13) competition in our product lines and for personnel; (14)
difficulties in marketing and distributing products through current or future distribution channels; (15) changes in tax law; (16) economic, political, currency and other risks relating to our international operations; (17) fluctuations in foreign currency exchange rates and foreign securities markets;
(18) regulatory or legislative changes, including the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act; (19) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (20) adverse determinations in litigation or regulatory matters and our exposure to contingent liabilities, including in connection with our divestiture or winding down of businesses; (21) domestic or international military actions, natural or man-made disasters including terrorist activities or pandemic disease, or other events resulting in catastrophic loss of life; (22) ineffectiveness of risk management policies and procedures in identifying,  monitoring and managing risks; (23) effects of acquisitions, divestitures and restructurings, including possible difficulties in integrating and realizing the projected results of acquisitions, including risks associated with the recent acquisition of certain insurance operations in Japan; (24) interruption in telecommunication, information technology or other operational systems or failure to maintain the security, confidentiality or privacy of sensitive data on such systems; (25) changes in statutory or
U.S. GAAP accounting principles, practices or policies; (26) Prudential Financial, Inc.’s primary reliance, as a holding company, on dividends or distributions from its subsidiaries to meet debt payment obligations and the ability of the subsidiaries to pay such dividends or distributions in light of our ratings objectives and/or applicable regulatory restrictions; and (27) risks due to the lack of legal separation between our Financial Services
Businesses and our Closed Block Business. Prudential Financial, Inc. does not intend, and is under no obligation, to update any particular forward-
looking statement included in this presentation.
Prudential Financial, Inc. of the United States is not affiliated with Prudential PLC which is headquartered in the United Kingdom.

3 3
Non–GAAP Measures
This presentation includes references to “adjusted operating income.” Adjusted operating income is a non-GAAP measure of performance of our
Financial Services Businesses (“FSB”).  Adjusted operating income excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses.  Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.
Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income.
Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products.  Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.
Adjusted operating income also excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of these transactions. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Discontinued operations, which is presented as a separate component of net income under GAAP, is also excluded from adjusted operating income.
We believe that the presentation of adjusted operating income as we measure it for management purposes enhances understanding of the results of operations of the Financial Services Businesses by highlighting the results from ongoing operations and the underlying profitability of our businesses.
However, adjusted operating income is not a substitute for income determined in accordance with GAAP, and the adjustments made to derive adjusted operating income are important to an understanding of our overall results of operations.
Return on equity (“ROE”) based on adjusted operating income is determined by dividing adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation) by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and accumulated other comprehensive income related to pension and postretirement benefits.
Our expectations of ROE potential are based on after-tax adjusted operating income. Because we do not predict future realized investment gains / losses or recorded changes in asset and liability values that are expected to ultimately accrue to contractholders, we cannot provide a measure of our ROE expectations based on income from continuing operations of the Financial Services Businesses, which is the GAAP measure most comparable to adjusted operating income.
For additional information about adjusted operating income and the comparable GAAP measure, including reconciliation between the two, please refer to our Annual Report on Form 10-K for the year ended December 31, 2010 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 located on the Investor Relations Web site at www.investor.prudential.com.  Additional historical information relating to the Company’s financial performance, including its first quarter 2011 Quarterly Financial Supplement, is also located on the Investor Relations website.
The information referred to above and on the prior page, as well as the risks of our businesses described in our Annual Report on Form 10-K for the year ended December 31, 2010, should be considered when reviewing forward-looking statements contained in this presentation.

4 4
Reconciliation for Individual Annuities pre-tax adjusted
operating income excluding disclosed items
2011
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
Individual Annuities pre-tax adjusted operating income (loss) (244) 489 315 197 244 (131) 588 345 292
Reconciling items:
Amortization of deferred policy acquisition and other costs
(1)
112 (142) (26) (32) (21) 88 (245) (46) (19)
Change in reserves for guaranteed minimum death and income benefits
(1)
215 (274) (185) (47) (53) 196 (167) (100) (40)
Other
(2)
- - - - (25) - - - -
Individual Annuities pre-tax adjusted operating income
excluding disclosed items indicated above
83 73 104 118 145 153 176 199 233
2009 2010
1) Reflects impact of market performance, actual-to-expected result differences, and changes in assumptions used in projecting gross profits and claims.
2) Includes refinements based on review and settlement of reinsurance contracts related to acquired business.

5 5
RBC Disclosure
This presentation includes references to Risk Based Capital (“RBC”).  Prudential manages its insurance subsidiaries' RBC ratios to a level at or above a "AA"
ratings target. RBC is determined by statutory guidelines and formulas that consider, among other things, risks related to the type and quality of the invested assets, insurance-related risks associated with an insurer's products and liabilities, interest rate risks and general business risks.  The RBC ratio calculations are intended to assist insurance regulators in measuring the adequacy of an insurer's statutory capitalization.  The RBC calculation is an annual calculation.  As of December 31, 2010,  the RBC ratio for The Prudential Insurance Company of America ("PICA") was 533%.  This information is provided to you for information purposes only.  It is not intended that this RBC information be used for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

6 6
Legal Notice
Life insurance and annuities are issued by The Prudential Insurance Company of America and its affiliates.   Securities and investment advisory products and
services are offered through Pruco Securities, LLC (member SIPC).  Each of the foregoing is a Prudential Financial subsidiary located in Newark, N.J. that is solely responsible for its own financial condition and contractual obligations.  All guarantees are based on the claims-paying ability of the insurer.  Prudential Real Estate brokerage services are offered through the independently owned and operated network of broker member franchisees of Prudential Real Estate Affiliates, Inc., a
Prudential Financial subsidiary.  Equal Housing Opportunity.

Prudential International Insurance

Building on Success in Japan

Edward Baird
Executive Vice President
Chief Operating Officer, International
Prudential Financial, Inc.

Prudential

• Big business • A market leader in Japan • High margins, low volatility • Strong growth International Insurance International Insurance 1 Financial Strength Symposium 6.10.11

$9,200
$12,700
2010 2010
Proforma
$1,787
$2,467
2010 2010
Proforma
7,956
11,569
12/31/10 3/31/11
International Insurance
International Insurance
2
Star/Edison
POJ
(4)
/Gibraltar
All Other Operations
Annualized New
Business
Premiums
(2)
Total
Premium
Revenue
(2)(3)
Number of
Policies
Inforce
(1)
(thousands)
(millions) (millions)
1) Direct business only; includes annuities.
2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates; Japanese yen 92 per U.S. dollar; Korean won 1190 per U.S. dollar.
3) Represents net premiums, policy charges and fee income.
4) Prudential of Japan (“POJ”).
Financial Strength Symposium 6.10.11

238
5,148
12/31/10 3/31/11
31
100
12/31/10 3/31/11
12,846
19,808
12/31/10 3/31/11
3
Number of
Captive
Agents
Number of
Bank
Relationships
Number of
Independent
Agencies
International Insurance
International Insurance
Star/Edison
POJ/Gibraltar
All Other Operations
Financial Strength Symposium 6.10.11

6 Years Ago 6 Years Ago
FY 2004 FY 2004
Share Share
Nine Months ended Nine Months ended
December 31,  2010 December 31,  2010
Share Share
1.  Nippon 18.4% 1.  Dai-ichi 12.2%
2.  Dai-ichi 14.3% 2.  Nippon 12.1%
3.  Meiji-Yasuda 11.1% 3.  T&D Financial 10.9%
4.  Sumitomo 10.8% 4.  Prudential 9.7%
5.  T&D Financial 7.7% 5.  Sumitomo 7.5%
6.  AIG Group 5.6% 6.  Meiji-Yasuda 7.3%
7.  Prudential 4.9% 7.  Sony 6.7%
8.  Sony 3.8% 8.  MetLife Alico 4.8%
9.  Fukoku 3.4% 9.  Millea 4.5%
10.  Mitsui 2.9% 10.  Sompo Japan 3.6%
Overall Position –
New Business
(Face Amount)
(1)
Market share improvement of 4.8%
4 Financial Strength Symposium 6.10.11
1) Industry data from Life Insurance Association of Japan. Data shown are based on companies’ Japanese statutory results for nine months ended
December 31, 2010 and fiscal year ended March 31, 2005. New business amounts are individual life and annuity contracts including net increase by conversion.  Excludes Japan Post Insurance. Prudential’s share for the nine months ended December 31, 2010 is pro forma for the acquisition of
Star/Edison, which contributed 1.7% of share.

Stable Sources of Earnings
Earnings are primarily the result of stable drivers.
Pre-Tax AOI International Insurance Operations
(1)
5 Financial Strength Symposium 6.10.11
$2,057
2007 2008 2009 2010
Mortality Margin and Expense & Other Margin Investment Margin
$1,747
$ in millions
(2)
$1,598
$1,843
1)
Pre-tax adjusted operating income for our International Insurance operations as presented above excludes the results of the International Investments businesses previously included in the International Investments segment and currently included within “Gibraltar Life and Other Operations” within the
International Insurance segment for financial reporting purposes.
2)
Includes margin on multi-currency annuity products.

JAPAN
Fukushima
Hitachi
Tokyo
Osaka
Kagoshima

Prudential

Japan: Substantial Growth Opportunities
Japan: Substantial Growth Opportunities
in an Attractive Market
in an Attractive Market
• World’s second largest life insurance market:
Life premiums $399 billion
(1)
• Household sector wealth $18.3 trillion, similar to
U.S. on per-capita basis
(2)
• Expanding retirement market driven by aging population,
increased emphasis on individual responsibility for
financial security
• Growing distribution opportunities include banks,
independent distributors
6
1) For the year 2009, based on Swiss Re survey
2) Based on December 31, 2010 data; Sources: Federal Reserve, Bank of Japan, U.S. Census Bureau, Oanda
Financial Strength Symposium 6.10.11

World’s Largest Life Insurance Markets
World’s Largest Life Insurance Markets
7
Country
Country
Rank
Rank
Life Premiums ($ billions)
Life Premiums ($ billions)
2009
2009
United States
United States
1
1
492
492
Japan
Japan
2
2
399
399
United Kingdom
United Kingdom
3
3
218
218
France
France
4
4
194
194
Italy
Italy
5
5
115
115
Germany
Germany
6
6
112
112
China
China
7
7
109
109
South Korea
South Korea
8
8
57
57
India
India
9
9
57
57
Taiwan
Taiwan
10
10
52
52
Source:  Swiss Re survey
Financial Strength Symposium 6.10.11

128
118
115
89
5 (5%)
54 (61%)
30 (34%)
11 (9%)
79 (67%)
28 (24%)
26 (20%)
84 (66%)
18 (14%)
37 (32%)
67 (58%)
11 (10%)
1955
1980
2005
2030

Prudential

Growing Retirement Market Complements
Growing Retirement Market Complements
Substantial Premature Death Protection Market
Substantial Premature Death Protection Market
Source: National Institute of Population and Social Security Research, Japanese Journal of Population
Population
(in millions)
8
Japan Demographics
Japan Demographics
15-64 years old
65 and over
0-14 years old
Financial Strength Symposium 6.10.11

50
40
30
20
10
-
Financial assets ($ in trillions)
47.6
18.3
6.7
6.7
6.0
5.5
1.7
1,500
1,200
900
600
300
0
Population (millions)
USA
Japan
Germany
UK
China
France
Korea

Prudential

Financial Assets in the Household Sector Financial Assets in the Household Sector
of Select Major Economies of Select Major Economies
Household Sector Financial Assets
Household Sector Financial Assets
Note:  Data for Japan, USA, and UK is as of December 31, 2010; China is as of September 30, 2009; other markets are as of December 31, 2009
Source:  Federal Reserve, Bank of Japan, Eurostat, Central Bureau of Statistics of China, OECD, US Census Bureau, Oanda.
9
Financial assets
Population
Financial Strength Symposium 6.10.11

Other 4.2%
Life Insurance and Pension Reserves 28.2%
Currency and Deposits 55.1%
Shares and Equities 6.3%
Investment Trusts 3.5%
Bonds 2.7%

Prudential

Portfolio of Financial Assets –
Portfolio of Financial Assets –
Japan
Japan
Source:  Bank of Japan, Federal Reserve, Oanda
$10.1T
10
Financial Assets in the Household Sector Financial Assets in the Household Sector
December 31, 2010 December 31, 2010
Financial Strength Symposium 6.10.11
100% = $18.3 Trillion

12
10
8
6
4
2
-
$ in trillions
10.1
6.8
4.4
2.6
1.9
1.6
0.8
Japan
USA
China
Germany
UK
France
Korea

Prudential

Household Sector
Household Sector
Pool of Currency and Deposits
Pool of Currency and Deposits
Japan has the largest pool of household assets in currency and deposits
•~50% higher than that of the U.S. despite a population that is ~60% smaller
•Greater than the currency and deposits of Germany, the United Kingdom and France combined
11
Household Sector Financial Assets in Currency and Deposits
Note:  Data for Japan, USA, and UK is as of December 31, 2010; China is as of September 30, 2009; other markets are as of December 31, 2009
Source:  Federal Reserve, Bank of Japan, Eurostat, Central Bureau of Statistics of China, OECD, US Census Bureau, Oanda.
Financial Strength Symposium 6.10.11

Needs-Based Selling Over a Lifetime
Client Age 20                 30                40               50         60+
Client Focus
Death                                         Retirement
Protection                              Income
Needs                             Needs
Prudential
Solutions
Term Insurance
Whole Life
U.S. Dollar Retirement Income
Accident & Health
(1)
Fixed Annuity Products
•
Lifetime client relationships
•
Needs-based selling through client life cycles
•
Innovative products serve evolving needs
12
1) Accident and Health (A&H) primarily includes daily hospitalization indemnity, cancer insurance, and accident and sickness riders.
Financial Strength Symposium 6.10.11

Client Age	25-34	35-44	45-54	55-64
Annual Premium per client (1)	$3,000	$3,800	$4,900	$5,500

Protecting Financial Security For a Lifetime
1) Based on annual premium for new Prudential of Japan insureds in 2009 (male, married insured, individual policies); foreign-denominated activity translated to U.S. dollars at uniform exchange rates, Japanese yen 99 per U.S. dollar.
13
Aging population leads to demand for larger policy size.
Financial Strength Symposium 6.10.11

Japan Average Premium
(1)
14
1) Based on annualized new business premiums for the year ended December 31, 2010 sold by Life Planners and Life Advisors. Foreign denominated activity translated to U.S. dollars at uniform exchange rates; Japanese yen 92 per U.S. dollar.
Financial Strength Symposium 6.10.11
-
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
Protection Accident & Health Annuity Retirement

International Insurance Meeting customer needs through… – Strong and diverse product portfolio – Complementary distribution capabilities – Strong relationships 15 Financial Strength Symposium 6.10.11

684
669
656
645
642
637
626
622
618
613
607
602
602
600
597
590
589
576
567
500 600 700
The Prudential Life Insurance
Sony Life Insurance
Tokio Marine & Nichido Life Insurance
The Gibraltar Life Insurance
Sompo Japan Himawari Life Insurance
American Life Insurance Company (ALICO)
JAPAN POST INSURANCE
Fukoku Mutual Life Insurance
American Family Life Assurance Company of Columbus (Aflac)
Life Support Insurance Segment Average
Aioi Life Insurance
Nippon Life Insurance
Sompo Japan DIY Life Insurance
AXA Life Insurance
The Dai-ichi Life Insurance
Sumitomo Life Insurance
Mitsui Life Insurance
Meiji Yasuda Life Insurance
Asahi Mutual Life Insurance
No. 1 in Customer Satisfaction
Included in the study but not ranked due to small sample size are: AIG Edison Life Insurance; AIG Star Life Insurance; Allianz Life Insurance Japan; Daido Life
Insurance; Fukokushinrai Life Insurance; ING Life Insurance; Lifenet Insurance; Manulife Life Insurance; Mitsui Sumitomo Kirameki Life Insurance; NEXTIA Life
Insurance (former SBI AXA Life Insurance); NIPPONKOA Life Insurance; ORIX Life Insurance; Taiyo Life Insurance; The FujiLife Insurance; The Prudential Gibraltar
Financial Life Insurance (former Yamato Life Insurance); and Zurich Life Insurance.
Source: J.D. Power Asia Pacific 2011 Japan Life Insurance Contract Customer Satisfaction Study
SM
Rankings are based on numerical scores, and not necessarily on statistical significance.
J.D. Power Asia Pacific
2011 Japan Life Insurance Contract Customer Satisfaction Study
SM
Customer Satisfaction Index Ranking
(Based on a 1,000-point scale)
Life Support Insurance Segment
16 Financial Strength Symposium 6.10.11

Product Portfolio
Serving Financial Security Needs Over a Lifetime
Annualized New Business Premiums
(1)
Year ended December 31, 2010
1) For Prudential’s Japanese businesses; foreign denominated activity translated to U.S. dollars at uniform exchange rates; Japanese yen 92 per U.S. dollar.
2) Pro-forma including approximation of Star and Edison businesses.
Annualized Annualized New New Business Business Premiums Premiums
(1)(2) (1)(2)
Pro Forma Year ended December 31, 2010 Pro Forma Year ended December 31, 2010
Financial Strength Symposium 6.10.11
Death
Protection
46%
Retirement
24%
Annuity
12%
A&H 18%
Death
Protection
44%
Retirement
18%
Annuity
16%
A&H
22%
$1,521 million $2,202 million
17

Diverse Annualized New Business Premiums in Japan
18
1) For Prudential’s Japanese businesses; foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented;
Japanese yen 92 per U.S. dollar.
Annualized New Business Premiums
Annualized New Business Premiums
(1) (1)
($ in millions)
Financial Strength Symposium 6.10.11
$289
$281
$296 $298
$344
$359
$398
$420
$555
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
Death Protection Accident & Health Retirement Annuity

Distribution Channels in Japan
1) For Prudential’s Japanese businesses; foreign denominated activity translated to U.S. dollars at uniform exchange rates; Japanese yen 92 per U.S. dollar.
2) Pro-forma including approximation of Star and Edison businesses.
Annualized Annualized New New Business Business Premiums Premiums
(1) (1)
Year ended December 31, 2010 Year ended December 31, 2010
Annualized Annualized New New Business Business Premiums Premiums
(1)(2) (1)(2)
Pro Forma Year ended December 31, 2010 Pro Forma Year ended December 31, 2010
Financial Strength Symposium 6.10.11
Life
Planner
44%
Life
Advisor
31%
Bank
22%
Independent
Agency
3%
$1,521 million $2,202 million
Life
Planner
30%
Life
Advisor
43%
Bank
18%
Independent
Agency
9%
19

Complementary Distribution Channels
Drive Sales Growth in Japan
1) For Prudential’s Japanese businesses; foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented.
Japanese yen 92 per U.S. dollar.
Annualized
Annualized
New
New
Business
Business
Premiums
Premiums
(1) (1)
($ in millions)
Financial Strength Symposium 6.10.11
$979
$1,521
-
200
400
600
800
1,000
1,200
1,400
1,600
2007 2008 2009 2010
Life Planners Life Advisors Bank Channel Independent Agency
20

$289
$281
$296
$298
$344
$359
$398
$420
$555
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
Life Planner Life Advisor Bank Independent  Agency
Complementary Distribution Channels
Drive Sales Growth in Japan
21
($ in millions)
1) For Prudential’s Japanese businesses; foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented.
Japanese yen 92 per U.S. dollar.
Annualized New Business Premiums
Annualized New Business Premiums
(1) (1)
Financial Strength Symposium 6.10.11

Bank Channel Sales Growth
Driven by Protection Products
Annualized
Annualized
New
New
Business
Business
Premiums
Premiums
(1) (1)
($ in millions)
Financial Strength Symposium 6.10.11
$21
$25
$40
$48
$56
$78
$90
$104
$128
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
Death Protection Accident & Health Retirement Annuity
22
1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 92 per U.S. dollar.

Prudential’s Key International Strategies:
Suited to Japanese Market Opportunities
• Target the affluent and mass affluent consumer
• Needs-based selling: historical focus on life insurance;
increasing emphasis on meeting retirement needs
• Proprietary distribution model built on recruiting, selection and training
• Growth through complementary distribution channels and
opportunistic acquisitions
23 Financial Strength Symposium 6.10.11

Life Planner Distribution
• Life Planner – a selective, high quality sales force
– Hire about 3 out of 100 candidates
– Well trained and professional
– Customer focused
– Disciplined, and demonstrate “missionary zeal”
• Emphasize protection products requiring analysis of client needs
• Significant sales to small business/executive/professional market
• Exceptional sales productivity and persistency
24 Financial Strength Symposium 6.10.11

Teachers Association:
Perennial Sales Opportunities
1) Numbers approximate as of March 31, 2011.
120,000
120,000
Retired
Retired
Teachers
Teachers
Association
Association
members
members
(1) (1)
950,000
950,000
Active
Active
Teachers
Teachers
(1) (1)
Active
Active
Market
Market
Retirement
Retirement
Market
Market
20,000 20,000 – –
30,000 30,000 new new
teachers teachers
hired hired
each each year year
20,000 20,000 – –
30,000 30,000
teachers teachers
retire retire
each each year year
48% Gibraltar
Policyholders
87% Gibraltar
Policyholders
25 Financial Strength Symposium 6.10.11

Teachers Association
Core Relationship Contributes to Life Advisor Distribution
• Relationship since 1952
• Approximately 600,000 members
(1)
• Access to approximately 950,000 teachers and school personnel through 47 prefectural (local) associations and 37,000 schools
(1)
• Annualized new business premiums in 2010, $181 million
(2)
Japanese Educational Mutual Aid Japanese Educational Mutual Aid
Association of Welfare Foundation Association of Welfare Foundation
(Teachers Association) (Teachers Association)
1) As of March 31, 2011.
2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates; Japanese yen 92 per U.S. dollar.
Financial Strength Symposium 6.10.11
26

Bancassurance Powered by Prudential
Prudential Support
Prudential Support
•
•
Insurance education and training
Insurance education and training
backed by proven distribution model
backed by proven distribution model
•
•
Competitive products focused
Competitive products focused
on protection
on protection
•
•
Highly regarded brand, promises
Highly regarded brand, promises
backed by a strong company
backed by a strong company
•
•
Access to expertise of “seconded”
Access to expertise of “seconded”
former Prudential of Japan
former Prudential of Japan
Life Planners
Life Planners
(1) (1)
1) At certain banks.
Bank Employee
Bank Employee
Life Insurance Sales
Life Insurance Sales
Financial Strength Symposium 6.10.11 27

$0
$500
$1,000
$1,500
$2,000
$2,500
2004 2005 2006 2007 2008 2009 2010
International Insurance
Sustained Growth Reflects Success in Japanese Market
$917
$1,321
$1,428
$1,598
$1,747
$1,843
$2,057
Japan All Other Operations
$ in millions
Pre-Tax Adjusted Operating Income
Pre-Tax Adjusted Operating Income
(1) (1)
28 Financial Strength Symposium 6.10.11
Pre-tax adjusted operating income for our International Insurance operations as presented above excludes the results of the International Investments businesses previously included in the International Investments segment and currently included within “Gibraltar Life and Other Operations” within the International Insurance segment for financial reporting purposes.  The pre-tax adjusted operating income (loss) of our International Investments businesses was $28 million, $25 million,
$(412) million, $63 million, $20 million, $(5) million and $(9) million in 2010, 2009, 2008, 2007, 2006, 2005 and 2004, respectively.
1)

Key Takeaways • Prudential’s largest business • A market leader in Japan • High margins, low volatility • Strong growth 29 Financial Strength Symposium 6.10.11

Domestic Businesses

Charles Lowrey
Executive Vice President
Chief Operating Officer, U.S. Businesses
Prudential Financial, Inc.

Prudential

Prudential has a Complementary and Diversified
Prudential has a Complementary and Diversified
Portfolio of U.S. Businesses
Portfolio of U.S. Businesses
Financial Strength Symposium 6.10.11 1
More Market Sensitive
Less Market Sensitive
Prudential
Retirement
Individual
Annuities
Asset
Management
Individual
Life
Group
Insurance
U.S. Retirement Solutions
and Investment Management
U.S. Individual Life
and Group Insurance
U.S. Businesses
U.S. Businesses

Pre-Tax Adjusted Operating Income
$ in millions
3,000
2,500
2,000
1,500
1,000
500
0
2,792
673
2,199
2,820
2007
2008
2009
2010

Prudential

Earnings from the U.S. Businesses Earnings from the U.S. Businesses Have Rebounded Since the Financial Crisis Have Rebounded Since the Financial Crisis Financial Strength Symposium 6.10.11 2

Less Market Sensitive Businesses are Important Stabilizers;
More Market Sensitive Businesses Allow Participation in Market Upside
Financial Strength Symposium 6.10.11 3
$ in millions
2007 2008 2009 2010
Less market sensitive businesses: Individual Life, Group Insurance, and Retirement
More market sensitive businesses: Asset Management and Individual Annuities
3,000
2,500
(1,000)
2,000
1,500
1,000
500
0
(500)
1,402
1,390
1,331
(658)
1,387
812
1,533
1,287
Pre-Tax Adjusted Operating Income

Asset Management
• Robust institutional and retail businesses attract and retain talented investment professionals
• Substantial fee-based earnings that benefit from operating leverage
• Limited capital requirements; sustainable high ROE
• Seasoned skills in multiple asset classes support attractive general account investments
• Investment management strength supports retirement, annuities, and insurance businesses
Leading Third Party Asset Manager
Leading Third Party Asset Manager
Competitive Advantage for Prudential Businesses
Competitive Advantage for Prudential Businesses
4 Financial Strength Symposium 6.10.11

Prudential Investment Management
Key Strategies
• Utilize significant talent base
across multiple asset classes;
established track records, and
broad and deep client relationships
to increase AUM
(1)
base
• Grow high-quality earnings driven
primarily by asset management fees
• Manage business risks and
strategically employ
proprietary investing
• Apply skill sets to support general
account asset selection and
management
• Fee-driven growth potential
• Favorable ROE
• Competitive advantage
for Prudential’s retirement,
annuities and
insurance businesses
1) Assets under management (AUM).
5 Financial Strength Symposium 6.10.11

Asset Management’s Competitive Strengths
Appeal to Clients as well as Investment Professionals
Experience
and
and
Track Record
Track Record
1) As of March 31, 2011; AUM excludes affiliated institutional and retail assets under management.
Breadth and Depth
of Capabilities
Access to Capital
and Co-investing
Brand and
Reputation
Scale
6
Third Party Clients
$275 billion
third party AUM
(1)
13% AUM CAGR
(2005 – 2010)
Manager Continuity
(1)
220 portfolio
managers
Average tenure
13 years
Financial Strength Symposium 6.10.11

Asset Management has Three Major Client Types
7
Total AUM: $569 billion
Total AUM: $569 billion
(1) (1)
• Public Pension Plans
(DB/DC)
• Corporate Pension Plans
(DB/DC)
• Union Pension Plans
• Endowments
• Foundations
• Sovereign Wealth Funds
• Non-affiliated Insurance
Companies
• Affiliated
– Annuities
– Retirement
– Individual life
• Proprietary Mutual Funds
• Subadvisory relationships
• U.S. individual life and
group insurance
• Retirement
• Annuities
• International Insurance
(U.S. dollar assets)
1) As of March 31, 2011.
Financial Strength Symposium 6.10.11
General Account
$214 billion
Institutional
$246 billion
Retail
$109 billion

AUM and Revenues are Well Diversified by Client Type
8
Assets Under Management
Assets Under Management
$569 billion
$569 billion
(1) (1)
Asset Management Fees
Asset Management Fees
$1.3 billion
$1.3 billion
(2) (2)
1) As of March 31, 2011.
2) For the year ended December 31, 2010.
$246 B
$214 B
$109 B
$353 M
$626 M
$294 M
Financial Strength Symposium 6.10.11
General
Account
38%
Institutional
43%
Retail
19%
Institutional
49%
Retail
28%
General
Account
23%

AUM and Revenues are also Diversified by Asset Class
9
48% of  Fees from Fixed Income
71% of AUM from Fixed Income
1) As of March 31, 2011.
2) For the year ended December 31, 2010.
Public Private
Asset Management Fees
Asset Management Fees
$1.3 billion
$1.3 billion
(2) (2)
Assets Under Management
Assets Under Management
$569 billion
$569 billion
(1) (1)
Financial Strength Symposium 6.10.11
Public Fixed
Income
56%
Public Equity
24%
Real Estate
5%
Commercial
Mortgages
6%
Private Fixed
Income
9%
Public Fixed
Income
32%
Public Equity
30%
Real Estate
22%
Commercial
Mortgages
5%
Private Fixed
Income
11%

AUM Spans Six Distinct Investment Disciplines
10
Total AUM:  $569
Investment Manager Investment Manager
Investment Investment
Discipline Discipline
Public/Private Public/Private
3/31/11 3/31/11
AUM AUM
(1) (1)
Jennison Associates Fundamental Equity Public
$  86
Quantitative Management Associates (QMA) Quantitative Equity Public 47
Prudential Fixed Income (PFIM) Public Fixed Income Public
273
Jennison Associates Public Fixed Income Public
47
Prudential Capital Group (PCG) Private Fixed Income Private
54
Prudential Mortgage Capital Company (PMCC) Real Estate Debt Private
34
Prudential Real Estate Investors (PREI) Real Estate Equity Private
28
1) In billions.
Financial Strength Symposium 6.10.11

Public Fixed Income
11
Prudential Fixed Income
Prudential Fixed Income
Jennison Fixed Income
Jennison Fixed Income
• $273 billion AUM
(1)
• $47 billion in fixed income AUM
(1)
• Operations in U.S., Europe, and Asia • Operations in U.S.
• Comprehensive product line • Focused product line
– Broad market strategies
– Core, Core Plus
– Intermediate Gov/Credit
– Long Duration/LDI
– Corporates
– High Yield
– Emerging Markets
– US Bank Loans
– Alternatives/CDOs
– U.S. strategies
– Intermediate and long duration
– Core
• 276 Institutional clients
(1)
• 94 Institutional clients
(1)
• 180 Investment professionals
(1)
• 12 Investment professionals
(1)
1) As of March 31, 2011.
Financial Strength Symposium 6.10.11

Public Equity
Jennison Associates Quantitative Management Associates
• $86 billion in equity AUM
(1)
• $47 billion in equity AUM
(1)
• Fundamental • Quantitative
• Growth
• Blend
• Value
• Multi-Cap
• Equity income
• Midcap growth
• Small Cap
• Sector strategies
• Global
• Core
• Value
• All Cap
• Mid Cap
• Small Cap
• Global
• International
• Emerging Markets
• Index
• Asset Allocation
• Domestic and Global • Domestic and Global
• 162 Institutional equity clients
(1)
• 140 Institutional clients
(1)
• 48 Investment professionals
(2)
• 35 Investment professionals
(1)
1) As of March 31, 2011.
2) As of May 24, 2011.
12 Financial Strength Symposium 6.10.11 12

Private Fixed Income
13
1) As of March 31, 2011.
Prudential Capital Group
Prudential Capital Group
Prudential Mortgage Capital Company
Prudential Mortgage Capital Company
• $54 billion AUM
(1)
in private debt • $34 billion AUM
(1)
in commercial mortgages
• Operations in U.S. and Europe • Operations in U.S. and Japan
• Direct origination network • Direct origination network
• $10 billion originations in 2010 • $9 billion originations in 2010
• Over 900 Borrowers • Over 2,000 Borrowers
• 140 Investment professionals
(1)
• 105 Investment professionals
(1)
Financial Strength Symposium 6.10.11

Prudential Real Estate Investors
14
1) As of March 31, 2011.
Prudential Real Estate Investors
Prudential Real Estate Investors
• $28 billion AUM
(1)
• Operations in U.S., Europe, Asia, and Latin America
• One of few global real estate investment managers
• 21 offices worldwide
(1)
• 490 Institutional clients
(1)
• 56 Funds managed
(1)
• Asia (5), Europe (18), Mexico (7), U.S. (17), REITS (9)
• 216 investment professionals
(1)
Financial Strength Symposium 6.10.11

66%
84% 84%
68%
85%
74%
1 Year 3 Year 5 Year
As of 3/31/10 As of 3/31/11
Our Investment Performance Track Record is Strong
15
% of Total Third Party Assets Under Management % of Total Third Party Assets Under Management
Exceeding Benchmark Exceeding Benchmark
1) 70% ($247 billion) of Retail and Institutional assets under management as of March 31, 2011 is actively managed against a benchmark.
•
Percentage of AUM exceeding their respective benchmarks has been strong in the 1, 3, and 5 year periods
(1)
Financial Strength Symposium 6.10.11

Net flows exclude money market flows, one-time transfers, and acquisition/disposition events
Third Party Net Institutional Flows
Reached Record Levels in 2010
16
$ billions
Percent of
beginning
of year
AUM
16 Financial Strength Symposium 6.10.11
$(5)
$-
$5
$10
$15
$20
$25
$30
$35
Equity Real Estate Fixed Income Total
2007 2008 2009 2010

$(2)
$-
$2
$4
$6
$8
Third Party Retail Client Flows
Also Reached Record Levels in 2010
17
$ billions
Net flows exclude money market flows, one-time transfers, and acquisition/disposition events
1 - 18 13 Percent of
beginning
of year
AUM
Equity Real Estate Fixed Income
Total
2008 2007
2009
2010
Financial Strength Symposium 6.10.11

$600
$500
$400
$300
$200
$100
$0
$414
$420
$430
$438
$434
$439
$422
$395
$386
$409
$444
$457
$472
$484
$518
$537
$569
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11

$400
$350
$300
$250
$200
$150
$100
$50
$0
$262
$271
$265
$283
$281
$288
$289
$257
$239
$254
$269
$287
$304
$311
$320
$338
$356
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11

Prudential

Growth in AUM has Driven
Growth in Asset Management Fees
18
1) At end of period.
Fixed Income
Real Estate
Equity
Financial Strength Symposium 6.10.11
$ billions
(1)
Assets Under Management by Asset Class
$ millions
Asset Management Fees by Asset Class

Quality of Revenues Increasing
19
1) Asset management fees and incentive, transaction, principal investing and commercial mortgage (ITPICM) revenues.
2) As originally reported.
Growing
AUM Base
Reduced proprietary
investing exposure
Exited commercial
mortgage
securitization
conduit
2007 Asset Management Fees
2007 Asset Management Fees
+ “ITPICM”
+ “ITPICM”
= $1.6 billion
= $1.6 billion
(1)(2) (1)(2)
2010 Asset Management Fees
2010 Asset Management Fees
+ “ITPICM”
+ “ITPICM”
= $1.5 billion
= $1.5 billion
(1) (1)
$1.1 billion $1.1 billion
$1.3 billion $1.3 billion
Asset Management Fees ITPICM
Financial Strength Symposium 6.10.11
68%
32%
86%
14%

$550
$701
$232
$55
$487
2006 2007 2008 2009 2010
Asset Management segment pre-tax adjusted operating income
Asset Management segment pre-tax adjusted operating income,
excluding contribution of Incentive, Transaction, Principal Investing and
Commercial Mortgage Activities ("ITPICM")
Building Sustainable Earnings Power
20
Pre-Tax Adjusted Operating Income
Pre-Tax Adjusted Operating Income
1) Based on after-tax adjusted operating income for the year ended December 31, 2010 and overall effective tax rate for the Financial Services Businesses.
2) ITPICM contribution represents revenues net of directly associated costs before allocated compensation including Incentive Awards; excludes agency origination activities.
(2)
$ millions
Financial Strength Symposium 6.10.11
20% ROE
(1)

Key Takeaways
• Robust institutional and retail businesses attract and retain talented investment professionals
• Strong investment performance has contributed to significant third party flows and growth in AUM
• Asset management fees have been a stable percentage of AUM historically and are expected to grow about in line with AUM
• Asset management business has operating leverage; therefore, AOI attributable to asset management fees grows faster than revenue from fees
• ITPICM activities are sources of additional revenue and AOI, but are managed to be smaller and more stable than in the past
•
Our business model positions us well for continued growth and high ROE
21 Financial Strength Symposium 6.10.11

Prudential Annuities

Market-Leading Value Proposition Drives Growing Returns and Improving Risk Profile

Steve Pelletier
President
Prudential Annuities

Prudential

Prudential Annuities
Superior Value Proposition and Business Prospects
• Highly differentiated and sustainable strategy
• #1 in advisor-sold variable
annuity sales
(1)
• Leading positions in independent financial
planner, wirehouse, bank and insurance
agent channels
• “Highest Daily” living benefits serve
retirement income security needs of
attractive, growing market
• Contract-level product based risk
management protects account values;
proven through financial market meltdown
• Business growth driven by
strong net flows
• Growing returns on
increasing base
• Popularity of auto-
rebalancing products drives
improving overall risk profile
• Demographic “push”
and individual
retirement responsibility
provide sustained
growth opportunity
Market Leadership
Market Leadership
Proven Value Proposition
Proven Value Proposition
Strong Business Prospects
Strong Business Prospects
1) Source: VARDS 1Q’11 Report, Advisor-sold, excludes group/retirement plan contracts.
1
Financial Strength Symposium 6.10.11

PRUDENTIAL ANNUITIES℠

HD

THE HIGHEST DAILY COMPANY℠

Prudential

Drivers of Market Leadership
• Innovative retirement
income guarantee features
• Proven product-based risk
management protecting
account values
• Sophisticated
hedging capabilities
• Broad multi-channel
distribution
• Scale supporting efficient
cost structure
• Brand, reputation and
demonstrated commitment
to market
2
Financial Strength Symposium 6.10.11

MetLife $117,337
Prudential $109,079
Hartford $82,938
Lincoln $69,120
AXA $65,812
Ameriprise $63,777
Jackson $59,952
John Hancock $56,768
Pacific Life $52,836
ING $49,009

Prudential $6,815
MetLife $5,522
Jackson $4,553
Lincoln $2,179
Nationwide $1,782
Ameriprise $1,603
Transamerica $1,198
AXA $1,086
Allianz $957
Sun Life $781

Prudential

($ millions)
Variable Annuity Variable Annuity
Assets Under Management Assets Under Management
(1)
(1)
Advisor-Sold
Variable Annuity Sales Variable Annuity Sales
(1) (1)
Prudential Annuities
1Q11 Asset and Sales Rankings
1) Source: VARDS 1Q’11 report.  Advisor-sold, excludes group/retirement plan contracts.
($ millions)
3
Financial Strength Symposium 6.10.11

Insurance Agents 24%
Bank 7%
Wirehouse 12%
Independent 57%

Insurance Agents 13%
Bank 17%
Wirehouse 21%
Independent 49%

Prudential

Building Multi-Channel Distribution Strength
Prudential
Prudential
Individual
Individual
Annuity
Annuity
Gross
Gross
Sales
Sales
(1) (1)
1) In millions; includes variable and fixed annuities.
2008 2008
$10,329 $10,329
2010 2010
$21,754 $21,754
4
Financial Strength Symposium 6.10.11

Product Design:
The Highest Daily Lock-In
Hypothetical for illustrative purposes only.
5
Prudential’s unique Highest Daily Product
Prudential’s unique Highest Daily Product
is a powerful feature that continues to drive strong sales
is a powerful feature that continues to drive strong sales.
Account Value
This is a hypothetical example for illustrative purposes only. It does not reflect a specific annuity or the performance of any investment.
Source for percentages:  Standard & Poor's, Barclay's Capital; based on analysis of 2,245 rolling ten-year periods assuming 80%
allocation to equities and 20% allocation to bonds.
5
Financial Strength Symposium 6.10.11
What are the chances
of an annual lock-in
capturing the
best day?
2%
What are the chances
of a quarterly lock-in
capturing the
best day?
6%
What are the chances
of a daily lock-in
capturing the
best day?
100%

Product Embedded Risk Management
Protects Account Values at Contract Level
6
Note: For illustrative purposes, not representative of actual results.
Powerful algorithmic risk mitigation tool protects client account
Powerful algorithmic risk mitigation tool protects client account values in market downturns and improves our risk profile.
values in market downturns and improves our risk profile.
6
Financial Strength Symposium 6.10.11
-rebalancing
-rebalancing Account Value with auto
Account Value without auto
Time
Account
Value

$0
$50,000
$100,000
$150,000
$200,000
$250,000
0 60 120
Protected Withdrawal Value Total Account Value Bond Fund Value
Account Value and
“Protected Withdrawal Value”
“PWV”: notional amount
for calculation of
lifetime annual withdrawals
Year
0 6
12
Account
value
available to
customer
(“PWV”)
7
Financial Strength Symposium 6.10.11
Market Downturn Scenario Market Downturn Scenario
(1) (1)
1)
Highest Daily Lifetime Income (HDI) – sub-accounts suffer 30% decline in year 1, followed by 0% sub-account return thereafter; bond fund assumed annual return of 3%. No withdrawals through end of year 12. All quoted returns are net of fund management and base policy fees. The fee for HDI was explicitly deducted from the account value on a quarterly basis.

Protected Withdrawal Value
$250,000
$200,000
$150,000
$100,000
$50,000
$0
PROTECTED VALUE ESTABLISHED AT FIRST "LIFETIME WITHDRAWAL"
PAYMENT AMOUNT $10,000 PER YEAR

Prudential

Account Value
Client Age
60 72 85
Year 0 12 25
= Customer account value withdrawals
= Prudential funds
81
8
Financial Strength Symposium 6.10.11
Accumulation Period Accumulation Period
Retirement Period Retirement Period
Guaranteed Lifetime Withdrawals
Client’s Account Value Pays First
Market Downturn Scenario Market Downturn Scenario
(1) (1)
Annual Payments = $10,000,
5% x Protected Value
1) Highest Daily Lifetime Income (HDI) – sub-accounts suffer 30% decline in year 1, followed by 0% sub-account return thereafter; bond fund assumed annual return of 3%. Withdrawals commence at end of year 12. All quoted returns are net of fund management and base policy fees. The fee for HDI was explicitly deducted from the account value on a quarterly basis.

$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Jan-08
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11

Prudential

Auto-Rebalancing
Proven Through Financial Market Crisis… and Beyond
This illustration analysis for HD Lifetime Seven assumes a $500,000 initial investment into the AST Capital Growth Portfolio & AST Investment Grade
Bond Portfolio and election on February 23, 2009 of the 90% limit on bond fund allocation.
(1)
1) Assumes investment of funds in S&P 500 index on launch date of HD Lifetime Seven, January 28, 2008.
9
Financial Strength Symposium 6.10.11
Protected Withdrawal
Value +28%
HD7 Account Value
+26%
Account Value w/o
Auto-rebalancing
Formula (3%)
S&P 500 (2%)
Account Value
% of HD Account
Value Invested in
Customer-Selected
Funds

7.2%
0.1%
18.0%
6.0%
-1%
1%
3%
5%
7%
9%
11%
13%
15%
17%
19%
20% loss of account value 33% loss of account value
Comparison of a VA with Auto-Rebalancing
to a VA without Auto-Rebalancing
Probability that a client’s account value suffers a
20% or 33% loss over a hypothetical ten-year period
(1)
Variable Annuity (“VA”) with
Auto-Rebalancing
Variable Annuity without
Auto-Rebalancing
Based on
Ernst & Young
Monte Carlo
simulation
Limited “opportunity cost”
~40 bps mean return reduction
10
Financial Strength Symposium 6.10.11
1)
Key assumptions used in analysis: Fees (same for both VAs): Mortality and Expense charge of 1.35%, Asset Management fees of .95%, and lifetime withdrawal benefit fee of 1%.  Asset allocation: 55-year-old client’s original asset allocation assumed to be 70% equities and 30% fixed-income.  Asset transfer algorithm: The algorithm used in this analysis is the same algorithm employed in Prudential’s Highest Daily Income Benefit and Premier variable annuities.
This analysis is not intended to be indicative of actual results for Prudential’s or any other provider’s variable annuity. While the algorithm is intended to reduce account value volatility, it is not a tool to optimize investment results. The projections generated by the Ernst & Young Monte Carlo simulation regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. The analysis presents a range of possible outcomes; the calculated results will vary with each use and over time.

Variable Annuity Account Values ($ Billions)
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11

Prudential

Improving Risk Profile
14
The The accelerated accelerated growth growth in in our our overall overall block block has has also also increased increased the the percentage percentage of of algorithmic algorithmic mechanism mechanism based based account account values, values, which which will will continue continue to to improve improve the the level level and and volatility volatility of of returns.  returns.
11
Financial Strength Symposium 6.10.11
0
20
40
60
80
100
120
Variable Annuity Account Values with Living Benefits with auto-rebalancing feature
Variable Annuity Account Values with Living Benefits without auto-rebalancing feature
Variable Annuity Account Values without any Living Benefit options
29% 29%
26%
62%
16%
25%
12%
45%
26%
59%

Strong Net Sales Contribute to
Growing Account Value Base
(1)
1) Account values as of end of period; includes variable and fixed annuities. In billions.
$63.3 $63.3
$10.3
$10.4
$84.0 $84.0
$14.6
$7.6
$106.2 $106.2
Account values
Net sales
Market appreciation and other activity
12
Financial Strength Symposium 6.10.11
2008
2010 2009

Well Positioned to Retain
Auto-Rebalancing Business In-Force
Less Than 1%
Less Than 1%
1% to 3%
1% to 3%
Over 3%
Over 3%
6% 2% 92%
54% 10% 36%
25% 5% 70%
Surrender Charges Applicable to Account Values
(1)
1) Surrender charges as percentage of variable annuity account values; as of March 31, 2011.
13
Financial Strength Symposium 6.10.11
Auto-Rebalancing
$65 B
Non-Auto-Rebalancing
$45 B
Total
$110 B

Growing Returns on an Increasing Base
($ millions)
14
Financial Strength Symposium 6.10.11
83
73
104
118
145
153
176
199
233
0.00%
0.50%
1.00%
1.50%
$0
$50
$100
$150
$200
$250
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
AOI Annualized ROA
0.54%
0.45%
0.56%
0.58%
0.68%
0.70%
0.76%
0.78%
0.86%
(1)
(2)
Adjusted Operating Income – Excluding Disclosed Items
1) Excludes market driven and other discrete items disclosed by the company including unlockings of deferred policy acquisition and other costs and reserves for guaranteed minimum death and income benefits. See “Reconciliation for Individual Annuities pre-tax adjusted operating income excluding disclosed items”
within this presentation for further information.
2) Pretax adjusted operating income excluding disclosed items as percentage of average account values for variable and fixed annuities.

0.76%
1.55%
0.72%
1.60%
0.53%
1.95%
0.73%
1.80%
0.86%
1.69%

Prudential

Improving Product Mix and Market Performance
Drive Growing Returns
Net revenues
(1)
as percentage of average account values
(2)
Operating expenses
(1)
as percentage of average account values
(2)
“ROA”: Pretax adjusted operating income excluding disclosed items as percentage of average account values
(2)
2.31% 2.32%
2.48% 2.53%
2.55%
2007 2008
2009 2010 1Q11
15
Financial Strength Symposium 6.10.11
1)
“Net revenues” and “operating expenses” based on adjusted operating income excluding market driven and other discrete items disclosed by the company including unlockings of deferred policy acquisition and other costs and reserves. “Net revenues” and “operating expenses” reflect reclassification of certain amounts included in reported revenue and expense line items (e.g., asset management fees netted against revenues for purposes of this display).
2)
Annualized for interim period.

Key Takeaways
• Market leadership driven by superior value proposition
• Expanding distribution strength across multiple channels
• Popularity of auto-rebalancing products driving improving
risk profile
• Product structure, strong net sales and market performance producing increasing returns on a growing base of business
• Sustainable, profitable growth in an attractive market
16
Financial Strength Symposium 6.10.11

INVESTMENT PORTFOLIO

SCOTT SLEYSTER
SENIOR VICE PRESIDENT
CHIEF INVESTMENT OFFICER, U.S.
PRUDENTIAL FINANCIAL, INC.

Prudential

Well Positioned Investment Portfolio
Well Positioned Investment Portfolio
•
Investment Management is a core competency for Prudential
•
Our General Account investment portfolio is well diversified to support insurance liabilities
Financial Strength Symposium 6.10.11
1

Japanese Government Bonds 21%
Other Foreign Gov't Bonds 4%
CMBS 4%
Asset-backed (5) 4%
Residential Mortgage Backed 3%
U.S. Government (6) 3%
Corporates 36%

Broad Investment Expertise
Broad Investment Expertise
Supports Risk Diversification
Supports Risk Diversification
Equities 2%
Other Long Term 2%
Short Term & Other 3%
Policy Loans 2%
FSB General Account
$255 Billion
(1)
FSB Fixed Maturities
$190 Billion
(4)
Public Fixed Maturities
65%
Private Fixed Maturities
10%
Commercial Loans (2)
9%
TAASIL
(3)
7%
Financial Strength Symposium 6.10.11
2
(1)
As of March 31, 2011 at balance sheet carrying amount; excludes invested assets of securities brokerage, securities trading, banking and asset management operations, and real estate and relocation services.
(2)
Commercial mortgage and other loans
(3)
Trading Account Assets Supporting Insurance Liabilities (investment results expected to ultimately accrue to contractholders).
(4)
Based on Fair Value
(5)
Includes securities collateralized by sub-prime mortgages
(6)
Includes  state, and municipal securities, and securities related to the Build America Bonds program

Japanese Portfolio almost 50% of FSB General Account
Japanese Portfolio almost 50% of FSB General Account
FSB General Account,
Excluding Japanese Operations
$131 Billion
(1)
FSB General Account,
Japanese Operations
$124 Billion
(1)
Governments & Agencies
11%
Public Fixed Maturities
39%
Private Fixed Maturities
15%
Commercial Loans
(2)
14%
TAASIL
(3)
13%
Governments & Agencies
47%
Public Fixed Maturities
34%
Financial Strength Symposium 6.10.11
3
(1)
As of March 31, 2011 at balance sheet carrying amount; excludes invested assets of securities brokerage, securities trading, banking and asset management operations, and real estate and relocation services.
(2)
Commercial mortgage and other loans
(3)
Trading Account Assets Supporting Insurance Liabilities (investment results expected to ultimately accrue to contractholders).
Private Fixed
Maturities 4%
Commercial
Loans
(2)
4%
Other Long
Term 3%
Equities 2%
Other Long
Term 1%
Short Term &
Other 3%
Policy Loans 2%
Short Term &
Other 2%
Policy Loans 2%
TAASIL
(3)
1%
Equities 3%

FSB GA Fixed Maturity Portfolio (1,2)
($ billions)
$200.0
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$104.4
$28.1
(27%)
$70.3
(67%)
$6.0 (6%)
$111.9
$28.0
(25%)
$76.8
(69%)
$7.1 (6%)
$113.5
$30.8
(27%)
$75.2
(66%)
$7.5 (7%)
$127.7
$36.8
(29%)
$81.9
(64%)
$9.0 (7%)
$134.9
$46.1
(34%)
$79.3
(59%)
$9.5 (7%)
$147.4
$54.4
(37%)
$84.3
(57%)
$8.7 (6%)
$185.4
$69.2
(37%)
$108.0
(59%)
$8.2 (4%)
2005
2006
2007
2008
2009
2010
1Q2011
High or Highest Quality: Governments (3)
High or Highest Quality: Non-Governments (3)
Other Securities (4)

Prudential

Asset Selection Focus on Quality
Asset Selection Focus on Quality
Financial Strength Symposium 6.10.11
4
(1)
Reflects equivalent ratings for investments of the international insurance operations
(2)
FSB General Account at amortized cost
(3)
NAIC 1-2, includes direct obligations of Government agencies
(4)
NAIC 3-6

3% of General Account Portfolio (2)
($ millions)
Private Fixed Maturities
Public Fixed Maturities
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
51%
49%
44%
56%
47%
53%
32%
68%
NAIC - 3
NAIC - 4
NAIC - 5
NAIC - 6

Limited Exposure to NAIC 3-6
Limited Exposure to NAIC 3-6
$4,890
$1,955
$1,058
$345
Financial Strength Symposium 6.10.11
5
(1)
Reflects equivalent ratings for investments of the international insurance operations.
(2)
FSB General Account at amortized cost at  3/31/2011
NAIC 3-6 exposure
(1)

24%
18%
12%
6%
0%
-6%
-12%
FSB Exposure
Over/Under Weight vs Barclays Capital Index
Finance
Consumer Noncyclical
Utility
Non-Corporate (2)
Consumer Cyclical
Capital Goods
Energy
Communications
Transportation
Basic Industry
Technology
Other Industrial

Prudential

Corporate Bond Portfolio Defensively Positioned
Corporate Bond Portfolio Defensively Positioned
Corporate Bond Holdings by Sector
(1)
FSB vs. Barclays Index
March 31, 2011
Financial Strength Symposium 6.10.11
6
(1)
Market Value
(2)
Non-Corporate includes Sovereigns, Supranationals, States and Municipals
Note: The Barclays Credit Index is unmanaged and represents securities that are:
•
SEC-registered and U.S. dollar denominated from U.S. and non U.S. industrial, utility, and financial institutions, and
•
Non-native currency agencies and local authorities, sovereigns, supra-nationals, and taxable municipals.

Strong Commercial Loan Portfolio
Strong Commercial Loan Portfolio
(1) As of March 31, 2011 at balance sheet carrying amount.
Weighted Average Loan to Value Ratio (LTV) 63%
Weighted Average Debt Service Coverage
Ratio
1.74
Over 30 days past due < 1%
100% = $255 Billion
FSB General Account Portfolio
Financial Strength Symposium 6.10.11
7
Commercial
Mortgage and
Other Loans
(1)
(in millions
)

Prudential (03/31/11)
ACLI ex. Prudential (12/31/10)
35%
30%
25%
20%
15%
10%
5%
0%
25%
18%
23%
25%
20%
32%
16%
15%
6%
4%
10%
5%
Industrial
Retail
Office
Multifamily
Hospitality
Senior Living and Other

East South Central 1.6%
West North Central 2.6%
Non-US 2.9%
New England 3.0%
Mountain 5.3%
West South Central 7.7%
East North Central 7.8%
Middle Atlantic 15.6%
South Atlantic 23.2%
Pacific 30.3%

Broadly Diversified Commercial Loan Portfolio
Broadly Diversified Commercial Loan Portfolio
Commercial Loans by Major Property Type
(1,2)
Commercial and Agricultural Loans By Region
(1,3)
Financial Strength Symposium 6.10.11
8
(1)
(2)
(3)
For the Financial Services Businesses General Account as of March 31, 2011.
Commercial Mortgages only ($18.8 billion).  “Other” consists of golf courses, ski resorts, parking garages, self-storage, hospital and ground leases
Commercial and Agricultural Loans only, ($20.1 billion)

Limited Exposure to Structured Securities
Limited Exposure to Structured Securities
Financial Strength Symposium 6.10.11
9
Public Fixed Maturities
65%
Private Fixed Maturities
10%
Invested Assets other than
Fixed Maturities
25%
Japanese Government
Bonds 21%
Corporate 36%
Other Foreign Gov’t
Bonds 4%
CMBS 4%
Asset-backed
(3)
4%
Residential Mortgage
Backed 3%
U.S. Government
(4)
3%
FSB General Account
$255 Billion
(1)
FSB Fixed Maturities
$190 Billion
(2)
(1)
As of March 31, 2011 at balance sheet carrying amount; excludes invested assets of securities brokerage, securities trading, banking and asset management operations, and real estate and relocation services.
(2)
Based on Fair Value as of  March 31, 2011
(3)
Includes securities collateralized by sub-prime mortgages
(4)
Includes state, and municipal securities, and securities related to the Build America Bonds program

$0
($500)
($1,000)
($1,500)
($2,000)
($2,500)
($3,000)
($196)
($2,645)
($1,748)
($713)
($96)
2007
2008
2009
2010
1Q2011

Prudential

Declining Impairments in FSB
Declining Impairments in FSB
(1) Represents amounts recorded in earnings
Financial Strength Symposium 6.10.11
10
Total FSB Impairments and Sales of Credit-Impaired Investments
(1)
(in millions)

Summary/Key Takeaways
Summary/Key Takeaways
•
High quality, well diversified portfolio
•
Continue to prefer to underwrite and manage our credit risk directly
–
High priority on private asset classes:  corporates and mortgages
–
Disciplined approach to Commercial Mortgage Loan underwriting and diversification
•
Current high yield asset mix is based on:
–
Experience in private sector
–
Commitment to managing credit risk directly
•
Our CMBS portfolio is well constructed; Sub-prime portfolio continues to run-off
•
Very limited exposure to rating arbitrage based products such as CDO’s and CLO’s
Financial Strength Symposium 6.10.11
11

Deployment of Capital for Superior Growth

Rich Carbone
Executive Vice President
Chief Financial Officer
Prudential Financial, Inc.

Prudential

0

Capital Deployment “Then” and “Now” 1 • Defense • Offense • Offense • Defense Financial Strength Symposium 6.10.2011 Circa 2008 - Circa 2008 - 2009 2009 2011 2011

Capital Deployment Considerations
Capital
Capital
Deployment:
Deployment:
“Offense”
“Offense”
Business Growth
Business Growth
Return of Capital to
Return of Capital to
Shareholders
Shareholders
• Organic Growth
• M&A Opportunities
• Dividends
• Share Repurchases
2 Financial Strength Symposium 6.10.2011

Capital Management
3
Capital Management
Capital Management
Begins with
Begins with
Selection of
Selection of
Businesses
Businesses
and Risks
and Risks
• Credible diversification
in mix of businesses
and risks
• Fit with proven execution
and risk management
capabilities
• High value-added
business models
• Solid cash flows and
superior ROE
Financial Strength Symposium 6.10.2011

Deployment of Capital to
Strategically Important Businesses
100% = $17.4B 100% = $29.1B
Attributed Equity
(1)
March 31, 2011
Attributed Equity
(1)
December 31, 2007
($ in billions)
1)
Excludes Corporate & Other.
($ in billions)
4
Financial Strength Symposium 6.10.2011
Asset
Management
$1.9
Individual
Annuities
$5.9
Retirement
$4.2
Group Insurance
$2.1
Individual Life
$2.2
International
Insurance
$12.8
Asset
Management
$1.3
Individual
Annuities
3.1
Retirement
$3.7
Group
Insurance
$1.2
Individual Life
$2.3
International
Insurance
$5.8

Attractive Business Mix
Business Unit
% of 2010
Pre-Tax AOI
(1)
2013 ROE Potential
(2)
Individual Life &
Group Insurance
15% 12% – 13%
Annuities, Retirement &
Asset Management
43% 14% - 15%
International Insurance
42% 17% - 18%
5 Financial Strength Symposium 6.10.2011
1) Excludes Corporate & Other.
2) Business unit ROE’s are unlevered and are based on FSB effective tax rate applicable to Adjusted Operating Income and the attributed equity of each business unit.

Capital and Liquidity Overview

Robert Falzon
Senior Vice President
Treasurer
Prudential Financial, Inc.

Prudential

Approach to Capital and Liquidity
Approach to Capital and Liquidity
Management
Management
Capital and
Liquidity
Hedging
Enterprise Risk
Management
• Manage to AA
standards
• Conservative capital
and liquidity targets
• Multiple sources of
liquidity resulting in
significant financial
flexibility
• Hedge risk in
businesses against
“expected volatility”
–
Equity
–
Interest rates
–
Currencies
• Risk limits
• Reinsurance
• Contingency plans
CONSERVATIVE CAPITAL MANAGEMENT
Robust Capital Protection Framework employed to ensure availability of adequate capital under specified tail events
1
Financial Strength Symposium 6.10.2011

Stress Parameters

- Equity Market Decline
- Interest Rate Shock
- Credit Shock
- Currency Shock

Our Toolbox

Prudential

Capital Protection Framework On Balance Sheet Capital Capacity Derivatives Reinsurance Contingent Capital 2 Financial Strength Symposium 6.10.2011

2010 Capital and Liquidity
2010 Capital and Liquidity
Financial Services Businesses (“FSB”)
Financial Services Businesses (“FSB”)
($ in Billions)
12/31/2010  Pro-Forma for
Acquisition of Star/Edison and
Divestiture of Global Commodities
Required Capital
(1)
$35.0 – $35.5
Attributed Equity
(2)
29.2
Capital Debt  and Hybrids Outstanding 10.3
Total Capital Outstanding 39.5
Total Available On Balance Sheet Capital
(3)
$4.0 – $4.5
Estimated “Readily Deployable” Capital $2.2 – $2.7
Capital Debt to Capital Ratio
(4)
25%
Prudential Financial, Inc. Net Cash
(5)
~$3.0
Regulatory Capital Ratios
Prudential Insurance RBC
(6)
533%
POJ Solvency Margin Ratio
(7)
1134%
Gibraltar Solvency Margin Ratio
(7)
1120%
3
Financial Strength Symposium 6.10.2011
1)
Required Capital represents the amount of GAAP capital necessary to support business risk based on AA rating targets at the operating entities.
2)
Excludes accumulated other comprehensive income related to unrealized gains and losses on investments and pension and postretirement benefits.
3)
Based on targeted Risk Based Capital (“RBC”) ratio of 400% for Prudential Insurance.
4)
For the purposes of calculating this ratio, PFI’s outstanding hybrid securities are considered 25% equity and 75% debt.
5) Net cash includes cash, cash equivalents, and short-term investments, reduced by commercial paper borrowings and cash held in an intra-company liquidity account at PFI.
6) Prudential Insurance RBC as of the fiscal year end, December 31, 2010. The inclusion of RBC measures is intended solely for the information of investors and is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.
7)
Solvency Margin Ratios are as of the fiscal year-end, March 31, 2011.

Prudential Financial (PFI)		◆
		◆
		◆
		◆
		◆
		◆

Prudential

Holding Company Liquidity Status
Holding Company Liquidity Status
4
Financial Strength Symposium 6.10.2011
As of March 31, 2011
Cash well in excess of expected fixed charges
2011 maturities were pre-funded in May
Expect to maintain liquidity consistent with $1 billion target
Additional Commercial Paper capacity
Committed credit lines: $4.1 billion , no material adverse change clauses
Other internal sources : ~ $2.5 billion
PFI Net Cash
(1)
$2.6 Billion
Additional
Sources of
Liquidity
1)
Net cash includes cash, cash equivalents, and short-term investments, reduced by commercial paper borrowings and cash held in an intra-company liquidity account at PFI.
2)
Includes capital debt interest expense and other holding company expenses.
3)
$2.9 billion  of the total credit lines of $4.1 billion is shared with PICA and Prudential Funding.
4)
Primarily reflects ability to borrow funds from subsidiaries including access to an intra-company liquidity account.
(2)
(3)
(4)

Prudential Insurance (PICA)		•
		•
		•
		•
		•
		•

Prudential

Prudential Insurance Liquidity Status
Prudential Insurance Liquidity Status
5
Financial Strength Symposium 6.10.2011
As of March 31, 2011
1) Cash, cash equivalents and short-term investments as reported on statutory basis.
2) Cash and invested assets as reported on statutory basis.
Significant recurring cashflows
Significant General Account Asset Portfolio: $143 billion at 3/31
(2)
Additional Commercial Paper capacity
Federal Home Loan Bank of New York
Additional securities lending capacity
Committed credit lines:  $2.9 billion, no material adverse change clauses
(shared with PFI)
PICA Cash
(1)
$2.9 Billion
Additional
Sources of
Liquidity

Cash Flows from Subsidiaries to PFI
Cash Flows from Subsidiaries to PFI
(1)
(1)
1) Reflects dividends and returns of capital.
6
Financial Strength Symposium 6.10.2011
$3,975
$1,305
$3,275
$3,212
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
2007 2008 2009 2010
Prudential Insurance International Asset Management Prudential Annuities Other
$0

$4.8
$8.8
$10.3
$30.8
$19.3
$18.5
$0
$5
$10
$15
$20
$25
$30
$35
$40
12/31/2007 12/31/2010 3/31/2011
Capital Debt Operating Debt(1)
Reduction in Total Leverage
Financial Services Businesses
($ Billions)
1) Includes securities lending; excludes Funding Agreements & Guaranteed Investment Contracts.
$35.6
$28.1
$28.8
7
Financial Strength Symposium 6.10.2011

Key Takeaways
8
Financial Strength Symposium 6.10.2011
•
Strong Capital and Liquidity positions
•
Robust Capital Protection Framework under specified tail events
•
Focused on reducing non-strategic leverage